EXHIBIT 10.28

                               AMENDMENT NO. 4 TO
                                THIRD AMENDED AND
                            RESTATED CREDIT AGREEMENT
                          Dated as of December 31, 1997

       THIS AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
("Amendment")  is made as of this 22nd day of November,  1999 by and among SOUTH
CENTRAL  POOL  SUPPLY,  INC.,  a  Delaware  corporation  (the  "Borrower"),  the financial  institutions listed on the signature pages hereof (the "Lenders") and
LASALLE BANK NATIONAL  ASSOCIATION,  formerly known as LaSalle National Bank, in its individual capacity as a Lender and in its capacity as agent ("Agent") under that certain Third Amended and Restated  Credit  Agreement  dated as of December
31, 1997 by and among the Borrower,  the Lenders and the Agent (as amended,  the
"Credit Agreement") and each of the Persons identified on the signatories hereto as a Loan  Party  (individually,  a "Loan  Party"  and  collectively,  the "Loan
Parties").  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH:

     WHEREAS, the Borrower,  the Lenders and the Agent are parties to the Credit
Agreement;

     WHEREAS,  immediately  prior to the execution and delivery  hereof,  at the request of  Societe  Generale,  Borrower  repaid to  Societe  Generale,  Societe
Generale's portion of all Loans outstanding under the Credit Agreement;

     WHEREAS,  after giving effect to the repayment  referred to above,  Societe
Generale  is no longer a Lender  under the  Credit  Agreement,  the  outstanding principal  balance  of  Term  Loan  equals  $10,938,953.49,  and  the  Aggregate
Revolving Loan Commitment equals $53,662,790.70;

     WHEREAS,  the  repayment  referred to above was made by  Borrower  with the understanding that (a) National City Bank would become a Lender under the Credit
Agreement and (b) the amount of financing available to Borrower under the Credit
Agreement would be increased as provided herein;

     WHEREAS,  Societe  Generale  will receive its pro rata share of  Applicable
Commitment  Fees when said fees are due and payable on  December  31,  1999,  as determined in accordance  with the  provisions of Section  2.15(C) of the Credit
Agreement;  and WHEREAS, the Borrower,  the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

     NOW,  THEREFORE,  in  consideration  of the foregoing  and the  agreements, provisions and covenants  herein  contained,  Borrower,  Agent,  and the Lenders agree as follows:

                                       -6-

     1. Amendments to Credit Agreement. Subject to the prior satisfaction of the conditions set forth in Section 2 below, Agent, the Lenders, and Borrower hereby agree to amend the Credit Agreement as follows:

     (a) Section  2.1(a) of the Credit  Agreement is hereby amended and restated
in its entirety, as follows:

     "2.1.  Term Loans.  (a) Amount of Term Loans.  Prior to the Effective Date,
term  loans were  previously  made to the  Borrower  under the  Original  Credit
Agreement and the Second  Restated Credit  Agreement in the aggregate  principal
amount  of   $25,000,000   (such  loans  being   hereinafter   referred  to  as,
individually, a "Term Loan" and, collectively, the "Term Loans"). As of November
22, 1999,  the  outstanding  principal  balance of such Term Loans (after giving effect  to the  repayment  of the  Term  Loan  owing  to  Societe  Generale)  is
$10,938,953.49.  Subject to the terms and  conditions  of this  Agreement and in reliance upon the  representations  and warranties of Borrower contained herein,
National  City Bank agrees to lend to Borrower,  as a Term Loan,  $2,311,046.51.
After  giving  effect to the advance  referred to in the  immediately  preceding sentence,  which  shall be funded in one  drawing  on  November  22,  1999,  the aggregate outstanding principal amount of Term Loans shall be $13,250,000."

     (b) Section  2.2 of the Credit  Agreement  is hereby  amended by adding the following to the end of such section:

     "As of November 22, 1999, the outstanding  principal  balance of such loans
(after giving effect to the repayment of all Loans owing to, and the termination of the  Revolving  Loan  Commitment  of,  Societe  Generale) is  $27,182,267.44.
Subject to the terms and  conditions of this  Agreement and in reliance upon the representations and warranties of Borrower contained herein,  National City Bank agrees to make  Revolving  Loans to Borrower  from time to time in dollars in an amount not to exceed  $11,337,209.30.  National  City Bank  agrees to advance to
Borrower a Revolving Loan of $3,431,686.05, which shall be funded in one drawing on November 22,  1999.  After  giving  effect to the advance  referred to in the immediately  preceding sentence,  the outstanding  aggregate principal amount of
Revolving Loans shall be $19,675,000."

     2. Conditions of  Effectiveness.  This Amendment shall not become effective unless the Agent shall have  received the  following  on or before  November 22,
1999:

     (1) duly executed  originals of this  Amendment  from each of the Borrower, the Agent and the Lenders;

     (2) the  written  consent of the holders of the  Subordinated  Intercompany
Indebtedness, in form and substance satisfactory to Agent;

     (3) a duly  executed  original  Revolving  Note and Term  Note  payable  to
National City Bank.

     2.  Representations  and  Warranties of the Borrower.  The Borrower  hereby represents and warrants as follows:

     (1) This Amendment and the Credit  Agreement as amended hereby,  constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

     (2) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants,  representations  and warranties made in the Credit Agreement and the other Loan  Documents  to the extent the same are not  amended  hereby,  and agrees that all such covenants,  representations  and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     (3) No Default or Unmatured Default has occurred and is continuing or would result from the  execution of this  amendment or the  transactions  contemplated hereby.

     (4) The execution,  delivery and performance of this Amendment (i) has been duly  authorized  by all necessary  corporate  action and (ii) does not conflict with,  result in a breach of, or constitute  (with or without notice or lapse of time or both) a default under any Contractual  Obligation of Holdings,  Borrower or any of its Subsidiaries.

     3. Reference to the Effect on the Credit Agreement.

     (1) Upon the  effectiveness  of  Section  1  hereof,  on and after the date hereof, each reference in the Credit Agreement and other Loan Documents to "this
Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

     (2) Except as  specifically  amended  above,  the Credit  Agreement and all other  documents,  instruments  and  agreements  executed  and/or  delivered  in connection  therewith,  shall  remain in full force and  effect,  and are hereby ratified and confirmed.

     (3) The execution,  delivery and  effectiveness of this Amendment shall not operate as a waiver of any right,  power of remedy of the Agent or the  Lenders, nor  constitute a waiver of any  provision of the Credit  Agreement or any other documents,  instruments and agreements  executed and/or  delivered in connection therewith.

     4.  GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE  WITH THE  INTERNAL  LAWS  (INCLUDING  735 ILCS  105/5-1 ET SEQ.  BUT
OTHERWISE  WITHOUT  REGARD TO THE CONFLICTS OF LAW  PROVISIONS)  OF THE STATE OF
ILLINOIS.

     5. Headings.  Section  headings in this  Amendment are included  herein for convenience  of reference only and shall not constitute a part of this Amendment for any other purpose.

     6.  Counterparts.  This  Amendment  may be  executed  by one or more of the parties to the Amendment on any number of separate  counterparts and all of said counterparts  taken  together  shall be  deemed to  constitute  one and the same instrument.  This  Amendment  may  be  executed  by  facsimile  and a  facsimile transmission  of a  signature  to the  Agent  or the  Agent's  counsel  shall be effective as though an original signature had been so delivered.

     7. No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Amendment and the Credit Agreement.  In the event an  ambiguity  or  question  of  intent  or  interpretation  arises,  this
Amendment  and the Credit  Agreement as hereby  amended shall be construed as if drafted  jointly by the  parties  hereto and no  presumption  or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.

     8.  Reaffirmation.  Each of the Loan Parties as debtor,  grantor,  pledgor, guarantor,  assignor,  or in other any other similar capacity in which such Loan
Party  grants liens or security  interests in its property or otherwise  acts as accommodation  party or  guarantor,  as the case may be, hereby (i) ratifies and reaffirms  all  of  its  payment  and  performance  obligations,  contingent  or otherwise, under each of the Loan Documents to which it is a party (after giving effect  hereto)  and (ii) to the  extent  such Loan  Party  granted  liens on or security  interests in any of its property pursuant to any such Loan Document as security for or otherwise  guaranteed the Borrower's  Obligations  under or with respect to the Loan  Documents,  ratifies and reaffirms such guarantee and grant of security  interests  and liens and  confirms  and agrees  that such  security interests and liens  hereafter  secure all of the Obligations as amended hereby.
Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan  Documents  remains  in full  force  and  effect  and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any  right,  power or remedy of the  Agent or  Lenders,  constitute  a waiver  of any  provision  of any of the Loan  Documents  or  serve to  effect a novation of the Obligations.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed and delivered by their duly authorized  officers as of the day and year first above written.
                                     BORROWER:

                                     SOUTH CENTRAL POOL SUPPLY, INC.

                                     By:/S/
                                     Title:

                                     AGENT AND LENDERS:

                                     LASALLE BANK NATIONAL ASSOCIATION, as Agent
                                     and as a Lender

                                     By:/S/
                                     Title:

                                     BANK ONE, N.A.,  formerly known as THE
                                     FIRST NATIONAL BANK OF CHICAGO, as
                                     a Lender

                                     By:/S/
                                     Title:

                                     HIBERNIA NATIONAL BANK, as a Lender

                                     By:/S/
                                     Title:

                                     NATIONAL CITY BANK, as a Lender

                                     By:/S/
                                     Title:
                                     1900 East Ninth Street
                                     Mail Locator 2077
                                     Cleveland, Ohio 44114
                                     Attention: Revette Vickerstaff
                                     Telecopy: (216) 488-7110

                                     LOAN PARTIES:

                                     SCP POOL CORPORATION

                                     By:/S/
                                     Title:

                                     ALLIANCE PACKAGING INC.

                                     By:/S/
                                     Title:

                                     SCP INTERNATIONAL INC.

                                     By:/S/
                                     Title: